SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2003

S1 CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-24931	58-2395199

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Lenox Road, Suite 200, Atlanta, Georgia 30326

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 923-3500

Not Applicable

(Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE

Item 9.     Regulation FD Disclosure.

     On May 1, 2003, S1 Corporation (“S1”) issued a press release providing the final results for its financial performance for the quarter ended March 31, 2003. A copy of this press release is attached as Exhibit 99.1. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 but is instead furnished as required by that instruction. Further, pursuant to interim guidance issued by the Securities and Exchange Commission (the “Commission”) on March 27, 2003, S1 is filing the foregoing information and the following disclosure pursuant to Item 12 under Item 9 because Item 12 has not yet been added to the EDGAR system.

     Also on May 1, 2003, S1 is holding a conference call during which S1 discusses its first quarter results and presents certain other material relating to S1 and its operations. The telephone number for the conference call is 800-626-7250. A taped replay of the conference call is available for play back by dialing 800-642-1687. The access code is 9950736. The replay will be active until 5:00 p.m. EDT on May 8, 2003.

Item 7.      Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit
No.	Description

99.1	Press release, dated May 1, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S1 CORPORATION (Registrant)

/s/ Richard P. Dobb Richard P. Dobb Vice President, General Counsel and Secretary

Date: May 1, 2003

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release, dated May 1, 2003.